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December 30, 2020

Anu Dubey

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re: SmartTrust 503 (the “Fund”)

(File No. 333-250949) (CIK# 1806712)

Ms. Dubey:

Transmitted herewith on behalf of Hennion & Walsh, Inc. (the “Sponsor”), sponsor, depositor and principal underwriter of the Fund, is Amendment No. 1 to the Registration Statement on Form S-6 for the registration under the Securities Act of 1933 (the “Securities Act”) of units representing the ownership of interests in the unit investment trust of the Fund (the “Trust”).

The Registration Statement on Form S-6 relating to the Fund was initially filed with the Securities and Exchange Commission (the “Commission”) on November 25, 2020. We received comments from the staff of the Commission in a telephone conversation between Anu Dubey and Kate Poorbaugh on December 22, 2020 requesting that we make certain changes to the Registration Statement. We have addressed those comments herein and the prospectus has been revised in accordance with the comments of the staff. The following are our responses to the staff’s comments:

Comment 1

The comment requested that disclosure be added to the “Investment Summary—Principal Risk Considerations” section relating to investments in derivatives by the ETFs held by the Trust or explain why such disclosure is not appropriate. The staff noted the last sentence in the 4th paragraph in the “Investment Summary—Principal Investment Strategy” section, the derivatives risk disclosure in the “Risk Considerations” section and the response to a comment on a prior series of the Fund in cover letter dated May 10, 2019. In accordance with the staff’s comment, disclosure relating to investments in derivatives by the ETFs held by the Trust has been added to the “Investment Summary—Principal Risk Considerations” section.

Comment 2

The comment requested that the Trust consider whether the emerging markets risk disclosure in the “Investment Summary—Principal Risk Considerations” section and/or in the “Risk Considerations” section should be revised so that it is tailored in light of the Trust’s holdings of emerging market issuers. See Accounting and Disclosure Information Release 2020-11 - Registered Funds’ Risk Disclosure Regarding Investments in Emerging Markets. In accordance with the staff’s comment, additional disclosure relating to investments in emerging markets has been added to the “Investment Summary—Principal Risk Considerations” section and the “Risk Considerations” section.

We have been advised that the Sponsor would like to activate the Fund and have the Registration Statement declared effective on January 15, 2021, or as soon as possible thereafter. An appropriate amendment to the Registration Statement to reflect such deposit will be promptly filed with the Commission at that time, accompanied by the request of the Sponsor that the Registration Statement be made effective.

No notification of registration or registration statement under the Investment Company Act of 1940 is currently being submitted to the Commission, as the filings under the Investment Company Act of 1940 File No. 811-21429 for Smart Trust, Tax Free Bond Trust, et al. are intended to apply to this series of the Fund.

Inasmuch as the Fund is not yet operative, no filings have been required under any of the acts administered by the Commission. Therefore, for purposes of Securities Act Release No. 5196 there are no delinquencies to be reported or other references to be made to filings under the Securities Exchange Act of 1934.

If you have any questions, please do not hesitate to contact Scott R. Anderson at (312) 845-3834 or Matthew T. Wirig at (312) 845-3432.

Very truly yours,
/s/ CHAPMAN AND CUTLER LLP
Chapman and Cutler LLP